                                                                    EXHIBIT 32.2

                                  CERTIFICATION

I, John R. Judd, Chief Financial Officer of ATS Medical, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

The Quarterly Report of Form 10-Q of the Company for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:            November 5, 2004

                 /s/  John R. Judd
                 -----------------------

Name:            John R. Judd
Title:           Chief Financial Officer